                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 1, 2005
                                                           ------------

                              UNITED CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)

    Delaware                        1-10104                     04-2294493
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(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                File Number)               Identification No.)

        9 Park Place, Great Neck, New York                       11021
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       (Address of principal executive offices)                (zip code)

Registrant's telephone number, including area code: (516) 466-6464
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
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     On  June 1,  2005,  United  Capital  Corp.,  a  Delaware  corporation  (the
"Company") announced that in a privately negotiated transaction,  it completed a repurchase of  approximately  425,000  shares of its common stock,  representing almost 5% of the Company's  outstanding  shares.  A copy of the press release is furnished as Exhibit 99.1 to this report.

     The  information  furnished  pursuant to this  Current  Report on Form 8-K, including the exhibit  hereto,  shall not be considered  "filed" for purposes of
Section 18 of the  Securities  Exchange  Act of 1934,  as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)  Exhibits

     EXHIBIT NO.    EXHIBITS
     -----------    --------

        99.1        Press Release dated June 1, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               UNITED CAPITAL CORP.

Dated: June 1, 2005                    By: /s/ Anthony J. Miceli
                                          -----------------------------------
                                          Name:  Anthony J. Miceli
                                          Title: Vice President, Chief Financial
                                                 Officer and Secretary